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EXHIBIT 32.1

                           CERTIFICATION PURSUANT TO
                            18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                 SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


In connection with the amended quarterly report of Bayou City Exploration, Inc., formerly Blue Ridge Energy, Inc. (the "Company") on Form 10-QSB for the period ended March 31, 2005 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Morris T. Hewitt, Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. section 1350, as adopted pursuant to section 906 of the Sarbanes-Oxley Act of 2002, that to the best of my knowledge:


      (1) The amended report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

      (2) The information contained in the amended report fairly presents, in all material respects, the financial condition and results of operations of the Company.

                                          /s/ Morris T. Hewitt
                                          -------------------------------
                                          Morris T. Hewitt
                                          Chief Executive Officer
                                          and President


Date: August 8, 2005